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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 19, 2002



                           Arlington Hospitality, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                          0-15291                     36-3312434
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(State of other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)                Identification
incorporation)                                                Number)




 2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois 60005
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (630) 228-5400

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

                  Arlington Hospitality, Inc. recently announced the appointment of Jerry H. Herman as President, Chief Executive Officer and a Director of the Company and on December 20, 2002 the Company filed a Form 8-K to disclose this fact. Attached as an exhibit to that Form 8-K was a copy of the Employment Agreement between the Company and Mr. Herman. This copy of the Employment Agreement inadvertently omitted some handwritten revisions to the final form of Employment Agreement. Attached hereto as Exhibit 10 is a copy of the Employment Agreement which contains the handwritten revisions mentioned above.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

10. Employment Agreement dated as of December 19, 2002 between Arlington Hospitality, Inc. and Jerry H. Herman (marked to show changes from the Employment Agreement filed as an exhibit to the Company's Form 8-K filed on December 20, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 20, 2002

                                                Arlington Hospitality, Inc.
                                                (Registrant)

                                                By:  /s/ James B. Dale
                                                     ---------------------------
                                                Title:   Chief Financial Officer
                                                         -----------------------



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